UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-451-2010
Date of fiscal year end: December 31
Date of reporting period: September 30, 2008

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
LEGG MASON PARTNERS
VARIABLE CAPITAL AND INCOME PORTFOLIO
FORM N-Q
SEPTEMBER 30, 2008

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited)	September 30, 2008

Shares	Security	Value

COMMON STOCKS — 68.5%
CONSUMER DISCRETIONARY — 8.7%
Auto Components — 1.2%
108,810	Johnson Controls Inc.	$3,300,207

Media — 5.5%
100,910	Lamar Advertising Co., Class A Shares *	3,117,110
176,108	Liberty Media Corp. — Entertainment, Series A *	4,397,417
402,050	Time Warner Inc.	5,270,875
370,881	Warner Music Group Corp.	2,818,696

	Total Media	15,604,098

Multiline Retail — 1.0%
57,100	Target Corp.	2,800,755

Specialty Retail — 1.0%
121,700	Staples Inc.	2,738,250

	TOTAL CONSUMER DISCRETIONARY	24,443,310

CONSUMER STAPLES — 5.2%
Food Products — 1.8%
158,000	Kraft Foods Inc., Class A Shares	5,174,500

Household Products — 3.4%
90,600	Kimberly-Clark Corp.	5,874,504
53,100	Procter & Gamble Co.	3,700,539

	Total Household Products	9,575,043

	TOTAL CONSUMER STAPLES	14,749,543

ENERGY — 12.3%
Energy Equipment & Services — 3.9%
32,700	Diamond Offshore Drilling Inc.	3,370,062
138,620	Halliburton Co.	4,489,902
61,300	National-Oilwell Varco Inc. *	3,079,099

	Total Energy Equipment & Services	10,939,063

Oil, Gas & Consumable Fuels — 8.4%
287,274	Crosstex Energy Inc.	7,173,232
36,660	Devon Energy Corp.	3,343,392
364,300	El Paso Corp.	4,648,468
28,500	GMX Resources Inc. *	1,362,300
51,230	Newfield Exploration Co. *	1,638,847
90,300	Total SA, ADR	5,479,404

	Total Oil, Gas & Consumable Fuels	23,645,643

	TOTAL ENERGY	34,584,706

FINANCIALS — 7.8%
Capital Markets — 4.1%
205,600	Charles Schwab Corp.	5,345,600
203,120	Invesco Ltd.	4,261,457
180,314	Och-Ziff Capital Management Group	2,107,871

	Total Capital Markets	11,714,928

Consumer Finance — 1.4%
109,055	American Express Co.	3,863,819

Diversified Financial Services — 2.3%
140,500	JPMorgan Chase & Co.	6,561,350

	TOTAL FINANCIALS	22,140,097

HEALTH CARE — 9.5%
Health Care Equipment & Supplies — 1.8%
100,225	Medtronic Inc.	5,021,273

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Shares	Security	Value

Health Care Providers & Services — 1.3%
141,755	UnitedHealth Group Inc.	$3,599,159

Health Care Technology — 1.7%
433,500	HLTH Corp. *	4,954,905

Pharmaceuticals — 4.7%
75,000	Johnson & Johnson	5,196,000
88,600	Novartis AG, ADR	4,681,624
88,100	Wyeth	3,254,414

	Total Pharmaceuticals	13,132,038

	TOTAL HEALTH CARE	26,707,375

INDUSTRIALS — 12.7%
Aerospace & Defense — 0.5%
41,970	TransDigm Group Inc. *	1,436,633

Building Products — 2.2%
504,000	Assa Abloy AB	6,112,000

Commercial Services & Supplies — 2.5%
299,650	Covanta Holding Corp. *	7,173,621

Industrial Conglomerates — 5.8%
359,840	General Electric Co.	9,175,920
102,800	McDermott International Inc. *	2,626,540
77,700	United Technologies Corp.	4,666,662

	Total Industrial Conglomerates	16,469,122

Machinery — 1.7%
114,720	Dover Corp.	4,651,896

	TOTAL INDUSTRIALS	35,843,272

INFORMATION TECHNOLOGY — 3.5%
Communications Equipment — 1.5%
121,200	Nokia Oyj, ADR	2,260,380
1	Nortel Networks Corp. *	2

44,640	QUALCOMM Inc.	1,918,181

	Total Communications Equipment	4,178,563

Computers & Peripherals — 0.7%
182,230	EMC Corp. *	2,179,471

Internet Software & Services — 1.3%
140,920	VeriSign Inc. *	3,675,194

	TOTAL INFORMATION TECHNOLOGY	10,033,228

MATERIALS — 3.7%
Chemicals — 1.6%
24,600	Air Products & Chemicals Inc.	1,684,854
27,600	Monsanto Co.	2,731,848

	Total Chemicals	4,416,702

Metals & Mining — 2.1%
79,100	Barrick Gold Corp.	2,906,134
94,700	Goldcorp Inc.	2,995,361

	Total Metals & Mining	5,901,495

	TOTAL MATERIALS	10,318,197

TELECOMMUNICATION SERVICES — 1.4%
Wireless Telecommunication Services — 1.4%
106,590	American Tower Corp., Class A Shares *	3,834,042

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Shares	Security	Value

UTILITIES — 3.7%
Electric Utilities — 1.0%
76,290	Allegheny Energy Inc.	$2,805,183

Gas Utilities — 1.3%
83,930	National Fuel Gas Co.	3,540,168

Independent Power Producers & Energy Traders — 1.4%
160,700	NRG Energy Inc. *	3,977,325

	TOTAL UTILITIES	10,322,676

	TOTAL COMMON STOCKS (Cost — $230,840,195)	192,976,446

PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Thrifts & Mortgage Finance — 0.0%
8,850	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (a)* †	14,426
300	Federal National Mortgage Association (FNMA), 7.000% (a) †	840
6,250	Federal National Mortgage Association (FNMA), 8.250% †	13,625

	TOTAL PREFERRED STOCKS (Cost — $393,460)	28,891

Face
Amount

ASSET-BACKED SECURITIES — 0.7%
FINANCIALS — 0.7%
Automobiles — 0.2%
$500,000	ARG Funding Corp., 4.290% due 4/20/11 (b)	466,256

Home Equity — 0.5%
	ACE Securities Corp.:
122,843	3.697% due 11/25/33 (a)	102,977
89,829	3.377% due 1/25/36 (a)	18,758
73,911	Credit Suisse Mortgage Capital Certificates, 3.467% due 5/25/36 (a)(b)(c)	51,738
210,000	Credit-Based Asset Servicing & Securitization LLC, 5.704% due 12/25/36	160,677
	GSAA Home Equity Trust:
620,000	3.447% due 12/25/36 (a)	270,037
520,000	3.507% due 5/25/47 (a)	200,343
67,412	GSAMP Trust, 3.317% due 5/25/46 (a)(b)(c)	59,491
130,935	GSRPM Mortgage Loan Trust, 3.507% due 3/25/35 (a)(b)(c)	98,202
99,499	Lehman XS Trust, 3.277% due 8/25/46 (a)	81,765
87,493	RAAC Series, 3.477% due 5/25/36 (a)(b)	71,101
114,642	Renaissance Home Equity Loan Trust, 5.107% due 3/25/34 (a)	73,807
162,897	Structured Asset Securities Corp., 3.457% due 11/25/37 (a)	146,607

	Total Home Equity	1,335,503

Student Loan — 0.0%
110,000	Nelnet Student Loan Trust, 4.280% due 4/25/24 (a)	101,849

	TOTAL ASSET-BACKED SECURITIES (Cost — $2,376,930)	1,903,608

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.5%
41,340	American Home Mortgage Investment Trust, 3.287% due 6/25/46 (a)	40,536
210,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45 (a)	186,124
130,028	Banc of America Funding Corp., 5.585% due 9/20/46 (a)	91,020
146,025	Banc of America Mortgage Securities, 4.801% due 9/25/35 (a)	132,994
339,815	Bear Stearns Alt-A Trust, 3.557% due 9/25/34 (a)	224,701
	Countrywide Alternative Loan Trust:
138,429	3.537% due 11/20/35 (a)	88,631
78,528	3.417% due 6/25/46 (a)	50,357
122,936	3.417% due 7/25/46 (a)	65,599
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

$210,000	Credit Suisse Mortgage Capital Certificates, 5.609% due 2/15/39 (a)	$188,895
92,225	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.934% due 8/25/35 (a)	82,306
	Downey Savings & Loan Association Mortgage Loan Trust:
91,146	3.240% due 3/19/45 (a)	59,271
100,520	3.775% due 3/19/46 (a)	55,286
100,490	3.775% due 3/19/47 (a)	28,514
98,989	GSR Mortgage Loan Trust, 5.313% due 10/25/35 (a)	76,299
	Harborview Mortgage Loan Trust:
36,901	3.430% due 11/19/34 (a)	23,984
104,449	3.380% due 1/19/35 (a)	72,166
119,827	3.280% due 1/19/36 (a)	78,071
100,613	IMPAC Secured Assets Corp., 3.527% due 3/25/36 (a)	74,423
	Indymac Index Mortgage Loan Trust:
12,531	3.637% due 8/25/34 (a)	9,644
51,883	6.123% due 3/25/35 (a)(c)	30,611
398,759	5.294% due 6/25/35 (a)	288,749
130,952	3.407% due 6/25/47 (a)	79,605
210,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (a)	189,011
110,203	Luminent Mortgage Trust, 3.397% due 5/25/46 (a)	68,314
	MASTR ARM Trust:
11,703	6.586% due 12/25/34 (a)	10,592
142,249	3.417% due 4/25/46 (a)	89,947
23,305	MASTR Seasoned Securities Trust, 6.299% due 10/25/32 (a)(c)	16,546
32,097	Sequoia Mortgage Trust, 3.508% due 1/20/34 (a)	30,490
	Structured Adjustable Rate Mortgage Loan Trust:
177,509	4.920% due 3/25/34 (a)	153,733
82,548	5.188% due 1/25/35 (a)	69,125
	Structured Asset Mortgage Investments Inc.:
151,325	3.417% due 8/25/36 (a)	89,071
55,075	3.417% due 5/25/46 (a)	33,965
123,160	3.387% due 7/25/46 (a)	74,777
	Thornburg Mortgage Securities Trust:
274,803	6.216% due 9/25/37 (a)	230,966
286,570	6.217% due 9/25/37 (a)	245,527
163,503	3.407% due 12/25/45 (a)	162,854
193,996	3.377% due 1/25/46 (a)	192,674
	Washington Mutual Inc.:
171,298	3.477% due 12/25/45 (a)	110,752
84,197	3.497% due 12/25/45 (a)	59,194
	Washington Mutual Mortgage Pass-Through Certificates:
79,285	5.503% due 4/25/36 (a)	71,550
166,505	5.616% due 12/25/36 (a)	130,727
59,360	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36 (a)	55,489
77,277	Zuni Mortgage Loan Trust, 3.337% due 8/25/36 (a)	74,506

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $5,411,635)	4,187,596

COLLATERALIZED SENIOR LOANS — 2.6%
CONSUMER DISCRETIONARY — 0.9%
Diversified Consumer Services — 0.1%
248,125	Thomson Learning Hold, Term Loan B, 4.987% due 7/5/14 (a)	204,083

Hotels, Restaurants & Leisure — 0.1%
	Aramark Corp.:
14,607	Letter of Credit Facility Deposits, 1.875% due 1/31/14 (a)	12,703
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

Hotels, Restaurants & Leisure — 0.1% (continued)
$229,916	Term Loan, 4.571% due 1/31/14 (a)	$199,963
300,000	Las Vegas Sands LLC, Term Loan, 7.000% due 5/8/14 (a)	228,375

	Total Hotels, Restaurants & Leisure	441,041

Media — 0.5%
250,000	Charter Communications, Term Loan B, 4.800% due 3/15/14 (a)	199,688
248,030	CMP Susquehanna Corp., Term Loan, 4.503% due 6/7/13 (a)	177,341
250,000	Dex Media West LLC, Term Loan, 8.753% due 10/13/14 (a)	217,500
496,848	Idearc Inc., Term Loan B, 4.786% due 11/1/14 (a)	293,637
242,875	LodgeNet Entertainment Corp., Term Loan B, 4.810% due 4/4/14 (a)	208,873
248,737	Regal Cinemas Corp., Term Loan B, 4.301% due 10/19/10 (a)	217,645
250,000	UPC Broadband Holding BV, Term Loan N, 4.221% due 3/30/14 (a)	224,125

	Total Media	1,538,809

Multiline Retail — 0.1%
250,000	Neiman Marcus Group Inc., Term Loan B, 4.422% due 3/13/13 (a)	217,431

Specialty Retail — 0.1%
247,481	Michaels Stores Inc., Term Loan B, 5.888% due 10/31/13 (a)	182,959

	TOTAL CONSUMER DISCRETIONARY	2,584,323

ENERGY — 0.1%
Energy Equipment & Services — 0.1%
250,000	Hercules Offshore LLC, Term Loan, 5.640% due 7/11/13 (a)	238,750

FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
250,000	Sally Holdings LLC, Term Loan B, 5.359% due 11/15/13 (a)	226,250

HEALTH CARE — 0.4%
Health Care Equipment & Supplies — 0.2%
	Bausch & Lomb Inc.:
449,000	Term Loan, 5.946% due 4/11/15 (a)	417,944
50,000	Term Loan B, 5.967% due 4/11/15 (a)	46,542

	Total Health Care Equipment & Supplies	464,486

Health Care Providers & Services — 0.1%
	Community Health Systems Inc.:
15,468	Delayed Draw Term Loan, 4.631% due 7/2/14 (a)	13,612
226,756	Term Loan B, 4.824% due 7/2/14 (a)	199,545
247,487	HCA Inc., Term Loan B, 5.506% due 11/1/13 (a)	217,634

	Total Health Care Providers & Services	430,791

Pharmaceuticals — 0.1%
248,116	Royalty Pharma, Term Loan B, 5.051% due 5/15/14 (a)	236,020

	TOTAL HEALTH CARE	1,131,297

INDUSTRIALS — 0.4%
Aerospace & Defense — 0.3%
	Dubai Aerospace Enterprise, Term Loan:
142,294	6.410% due 7/31/14 (a)	132,333
143,617	6.552% due 7/31/14 (a)	133,564
500,000	Transdigm Inc., Term Loan, 5.210% due 7/1/12 (a)	462,813

	Total Aerospace & Defense	728,710

Airlines — 0.0%
627	Delta Airlines Inc., Term Loan, 6.149% due 4/30/14 (a)	444
177,694	United Airlines Inc., Term Loan B, 4.575% due 1/12/14 (a)	110,170

	Total Airlines	110,614

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

Commercial Services & Supplies — 0.1%
$247,494	US Investigations Services Inc., Term Loan B, 5.551% due 2/21/15 (a)	$215,938

	TOTAL INDUSTRIALS	1,055,262

INFORMATION TECHNOLOGY — 0.1%
IT Services — 0.1%
247,500	First Data Corp., Term Loan, 5.398% due 10/15/14 (a)	212,644

MATERIALS — 0.2%
Chemicals — 0.0%
250,000	Lyondell Chemical Co., Term Loan, 8.503% due 12/20/14	192,708

Containers & Packaging — 0.1%
247,613	Graphic Packaging International, Term Loan C, 5.524% due 5/16/14 (a)	221,861

Paper & Forest Products — 0.1%
249,375	NewPage Corp., Term Loan, Tranche B, 7.750% due 11/5/14 (a)	227,711

	TOTAL MATERIALS	642,280

TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.2%
168,750	Insight Midwest, Term Loan B, 4.470% due 4/10/14 (a)	155,081
500,000	Level 3 Communications Inc., Term Loan, 7.003% due 3/1/14 (a)	423,750

	TOTAL TELECOMMUNICATION SERVICES	578,831

UTILITIES — 0.2%
Electric Utilities — 0.1%
496,250	TXU Corp., Term Loan B, 6.303% due 10/10/14 (a)	421,192

Independent Power Producers & Energy Traders — 0.1%
250,000	Calpine Corp., Term Loan, Senior Notes, 6.645% due 3/29/09 (a)	213,542

	TOTAL UTILITIES	634,734

	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $8,217,313)	7,304,371

CORPORATE BONDS & NOTES — 14.6%
CONSUMER DISCRETIONARY — 2.2%
Auto Components — 0.2%
110,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15 (b)(d)	90,750
25,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	13,375
	Visteon Corp., Senior Notes:
410,000	8.250% due 8/1/10	342,350
309,000	12.250% due 12/31/16 (b)	186,945

	Total Auto Components	633,420

Automobiles — 0.2%
210,000	Ford Motor Co., Notes, 7.450% due 7/16/31	91,350
	General Motors Corp., Senior Debentures:
100,000	8.250% due 7/15/23	39,750
640,000	8.375% due 7/15/33	259,200

	Total Automobiles	390,300

Diversified Consumer Services — 0.1%
155,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	124,775

Hotels, Restaurants & Leisure — 0.3%
120,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (e)	1,800
55,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	52,800
257,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	176,045
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

Hotels, Restaurants & Leisure — 0.3% (continued)
$200,000	McDonald’s Corp., Medium Term Notes, 5.350% due 3/1/18	$193,883
	MGM MIRAGE Inc.:
	Senior Notes:
150,000	7.500% due 6/1/16	110,250
25,000	7.625% due 1/15/17	18,125
34,882	Senior Subordinated Notes, 9.375% due 2/15/10	32,266
180,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	166,500
100,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	69,000
240,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16	131,400

	Total Hotels, Restaurants & Leisure	952,069

Household Durables — 0.2%
100,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	83,750
20,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	12,300
360,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	347,400
50,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	45,250

	Total Household Durables	488,700

Internet & Catalog Retail — 0.0%
10,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16 (b)	9,050

Media — 1.0%
205,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	191,675
880,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	585,200
46,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	38,870
140,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14 (b)	136,500
50,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	32,500
125,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	131,220
90,000	Comcast Corp., Notes, 6.500% due 1/15/17	84,719
165,000	CSC Holdings Inc., Senior Notes, 8.125% due 7/15/09	163,762
30,000	Dex Media West LLC/Dex Media Finance Co., Senior Notes, 8.500% due 8/15/10	26,625
200,000	EchoStar DBS Corp., Senior Notes, 7.000% due 10/1/13	173,500
120,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	33,300
130,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09	131,054
10,000	News America Inc., Senior Notes, 6.650% due 11/15/37	8,411
	R.H. Donnelley Corp.:
80,000	Senior Discount Notes, 6.875% due 1/15/13	31,600
150,000	Senior Notes, 8.875% due 10/15/17	51,750
40,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	38,122
640,000	Time Warner Inc., Senior Notes, 6.875% due 5/1/12	635,053
400,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (b)	318,000

	Total Media	2,811,861

Multiline Retail — 0.2%
310,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17 (d)	288,300
395,000	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15 (d)	332,788

	Total Multiline Retail	621,088

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

Specialty Retail — 0.0%
$105,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	$75,600
50,000	Michaels Stores Inc., Senior Subordinated Bonds, 11.375% due 11/1/16	23,875

	Total Specialty Retail	99,475

	TOTAL CONSUMER DISCRETIONARY	6,130,738

CONSUMER STAPLES — 0.3%
Beverages — 0.1%
270,000	Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14	268,650

Food & Staples Retailing — 0.1%
157,954	CVS Caremark Corp., Pass-Through Certificates, 6.943% due 1/10/30 (b)	149,980
100,000	Kroger Co., Senior Notes, 5.500% due 2/1/13	97,424

	Total Food & Staples Retailing	247,404

Food Products — 0.1%
415,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	367,275

Tobacco — 0.0%
	Alliance One International Inc., Senior Notes:
50,000	8.500% due 5/15/12	46,500
60,000	11.000% due 5/15/12	59,100

	Total Tobacco	105,600

	TOTAL CONSUMER STAPLES	988,929

ENERGY — 1.8%
Energy Equipment & Services — 0.1%
200,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	191,000
100,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14 (b)	96,500
5,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	4,800
10,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17 (b)	8,900

	Total Energy Equipment & Services	301,200

Oil, Gas & Consumable Fuels — 1.7%
200,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	200,126
60,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	55,161
40,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	36,821
	Apache Corp., Senior Notes:
70,000	5.250% due 4/15/13	68,063
190,000	5.625% due 1/15/17	178,822
155,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	141,825
	Chesapeake Energy Corp., Senior Notes:
355,000	6.375% due 6/15/15	318,612
60,000	6.500% due 8/15/17	52,800
5,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	4,800
130,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	131,059
	El Paso Corp.:
35,000	Medium-Term Notes, 7.800% due 8/1/31	29,663
510,000	Senior Subordinated Notes, 7.000% due 6/15/17	458,165
190,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	180,410
250,000	Enterprise Products Operating LP, Subordinated Notes, 7.034% due 1/15/68 (a)	201,877
240,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	228,000
90,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (b)	71,393
60,000	Hess Corp., Notes, 7.300% due 8/15/31	55,059
135,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	121,163
	Kerr-McGee Corp., Notes:
100,000	6.875% due 9/15/11	102,708
70,000	6.950% due 7/1/24	66,325
105,000	7.875% due 9/15/31	98,866
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

Oil, Gas & Consumable Fuels — 1.7% (continued)
	Kinder Morgan Energy Partners LP:
$40,000	Notes, 6.750% due 3/15/11	$40,527
	Senior Notes:
10,000	6.300% due 2/1/09	9,988
140,000	6.000% due 2/1/17	127,108
70,000	Mariner Energy Inc., Senior Notes, 8.000% due 5/15/17	59,500
105,000	Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16	104,370
	OPTI Canada Inc., Senior Secured Notes:
130,000	7.875% due 12/15/14	115,700
70,000	8.250% due 12/15/14	63,000
150,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	146,250
56,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	51,564
40,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	37,900
	Petroplus Finance Ltd., Senior Notes:
75,000	6.750% due 5/1/14 (b)	63,750
60,000	7.000% due 5/1/17 (b)	50,100
285,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)(e)(f)	29,925
175,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	163,625
120,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	121,800
60,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17	24,000
60,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (b)	48,300
135,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	115,425
	Williams Cos. Inc.:
65,000	Debentures, 7.500% due 1/15/31	59,300
165,000	Notes, 6.051% due 5/1/09 (a)(b)	163,728
	XTO Energy Inc., Senior Notes:
50,000	7.500% due 4/15/12	52,404
140,000	5.650% due 4/1/16	131,011
100,000	5.500% due 6/15/18	88,554

	Total Oil, Gas & Consumable Fuels	4,669,547

	TOTAL ENERGY	4,970,747

FINANCIALS — 3.5%
Capital Markets — 0.3%
	Bear Stearns Co. Inc.:
	Senior Notes:
100,000	6.400% due 10/2/17	93,545
60,000	7.250% due 2/1/18	57,838
40,000	Subordinated Notes, 5.550% due 1/22/17	34,404
30,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	29,588
	Goldman Sachs Group Inc.:
60,000	Notes, 4.500% due 6/15/10	55,719
200,000	Senior Notes, 6.150% due 4/1/18	166,585
110,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (b)	67,063
10,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (a)(e)(g)	5
	Lehman Brothers Holdings Inc.:
	Medium-Term Notes:
360,000	6.750% due 12/28/17 (e)	1,800
	Senior Notes:
50,000	6.200% due 9/26/14 (e)	6,500
40,000	5.250% due 2/6/12 (e)	5,200
	Merrill Lynch & Co. Inc.:
160,000	Notes, 6.875% due 4/25/18	141,797
30,000	Senior Notes, 5.450% due 2/5/13	27,050

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

Capital Markets — 0.3% (continued)
	Morgan Stanley:
$10,000	Medium-Term Notes, 3.235% due 10/18/16 (a)	$6,529
250,000	Subordinated Notes, 4.750% due 4/1/14	132,664

	Total Capital Markets	826,287

Commercial Banks — 0.6%
	Glitnir Banki HF:
100,000	Notes, 6.375% due 9/25/12 (b)	75,826
100,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)	52,966
40,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14 (a)(b)(g)	25,891
200,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)(b)	152,165
150,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(g)	111,492
50,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(b)	48,004
110,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(g)	46,175
70,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (a)	43,247
	TuranAlem Finance BV, Bonds:
310,000	8.250% due 1/22/37 (b)	174,375
140,000	8.250% due 1/22/37 (b)	78,750
	Wachovia Corp.:
460,000	Medium Term Notes, 5.500% due 5/1/13	380,936
120,000	Subordinated Notes, 5.250% due 8/1/14	73,665
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	82,686
230,000	Wells Fargo Capital XV, Subordinated Notes, 9.750% due 9/26/13 (a)(g)	223,315

	Total Commercial Banks	1,569,493

Consumer Finance — 1.0%
440,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (a)	376,653
100,000	Caterpillar Financial Services Corp., Medium-Term Notes, 5.450% due 4/15/18	89,624
	Ford Motor Credit Co.:
	Notes:
70,000	7.375% due 10/28/09	56,291
400,000	5.700% due 1/15/10	306,418
	Senior Notes:
1,055,000	9.875% due 8/10/11	728,235
100,000	8.000% due 12/15/16	63,309
	General Motors Acceptance Corp.:
700,000	Bonds, 8.000% due 11/1/31	264,415
	Notes:
200,000	5.625% due 5/15/09	142,921
340,000	7.250% due 3/2/11	160,885
470,000	6.875% due 9/15/11	209,820
20,000	Senior Notes, 5.850% due 1/14/09	17,095
200,000	John Deere Capital Corp., Medium-Term Notes, 5.350% due 4/3/18	181,636
500,000	SLM Corp., Senior Notes, 8.450% due 6/15/18	340,486

	Total Consumer Finance	2,937,788

Diversified Financial Services — 1.4%
130,000	AAC Group Holding Corp., Senior Discount Notes, step bond to yield 10.335% due 10/1/12 (b)	129,350
40,000	Aiful Corp., Notes, 5.000% due 8/10/10 (b)	31,084
86,825	Air 2 US, Notes, 8.027% due 10/1/19 (b)	69,460
400,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18 (a)(g)	317,225
75,000	Capital One Bank, Notes, 5.750% due 9/15/10	69,118
50,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	40,875
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

Diversified Financial Services — 1.4% (continued)
	Citigroup Inc.:
$250,000	Junior Subordinated Notes, Preferred Securities, 8.400% due 4/30/18 (a)(g)	$170,477
170,000	Notes, 6.875% due 3/5/38	139,439
350,000	Senior Notes, 6.500% due 8/19/13	311,382
125,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.125% due 9/15/09	114,988
100,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (b)	101,763
40,000	European Investment Bank, Senior Bonds, 4.625% due 3/21/12	41,548
	General Electric Capital Corp.:
500,000	Senior Notes, 5.625% due 5/1/18	423,383
260,000	Subordinated Debentures, 6.375% due 11/15/67 (a)	210,726
100,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67 (a)(b)	73,895
200,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10	204,174
225,000	International Lease Finance Corp., Medium-Term Notes, 4.375% due 11/1/09	184,715
	JPMorgan Chase & Co.:
210,000	Junior Subordinated Notes, 7.900% due 4/30/18 (a)(g)	177,268
225,000	Subordinated Notes, 5.750% due 1/2/13	215,605
130,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	127,075
	Residential Capital LLC:
472,000	Junior Secured Notes, 9.625% due 5/15/15 (b)	115,640
63,000	Senior Secured Notes, 8.500% due 5/15/10 (b)	34,965
100,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (a)(b)(g)	71,905
300,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 12.137% due 10/1/15	261,000
195,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	189,150

	Total Diversified Financial Services	3,826,210

Insurance — 0.2%
	American International Group Inc.:
30,000	Medium-Term Notes, 5.850% due 1/16/18	15,080
340,000	Senior Notes, 8.250% due 8/15/18 (b)	197,800
70,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	43,745
200,000	Pacific Life Global Funding, Notes, 5.150% due 4/15/13 (b)	199,974
80,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (a)	61,624

	Total Insurance	518,223

Real Estate Investment Trusts (REITs) — 0.0%
80,000	Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	61,600
75,000	iStar Financial Inc., Senior Notes, 4.875% due 1/15/09	45,002
5,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	4,750

	Total Real Estate Investment Trusts (REITs)	111,352

Real Estate Management & Development — 0.0%
20,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	9,100
275,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	94,875

	Total Real Estate Management & Development	103,975

Thrifts & Mortgage Finance — 0.0%
20,000	Countrywide Financial Corp., Medium-Term Notes, 2.931% due 1/5/09 (a)	19,732
10,000	Countrywide Home Loans Inc., Notes, 5.625% due 7/15/09	9,459

	Total Thrifts & Mortgage Finance	29,191

	TOTAL FINANCIALS	9,922,519

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

HEALTH CARE — 1.1%
Health Care Equipment & Supplies — 0.1%
$55,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	$48,125
170,000	Biomet Inc., Senior Notes, 10.375% due 10/15/17 (d)	169,150

	Total Health Care Equipment & Supplies	217,275

Health Care Providers & Services — 1.0%
350,000	Aetna Inc., Senior Notes, 6.500% due 9/15/18	345,141
	Cardinal Health Inc.:
60,000	Senior Bonds, 5.850% due 12/15/17	55,542
100,000	Senior Notes, 5.800% due 10/15/16	93,562
210,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	200,550
270,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	257,850
	HCA Inc.:
30,000	Notes, 6.375% due 1/15/15	23,775
	Senior Secured Notes:
10,000	9.250% due 11/15/16	9,750
872,000	9.625% due 11/15/16 (d)	830,580
	Tenet Healthcare Corp., Senior Notes:
110,000	6.375% due 12/1/11	102,025
240,000	6.500% due 6/1/12	223,200
390,000	9.875% due 7/1/14	382,200
5,000	6.875% due 11/15/31	3,425
	Universal Hospital Services Inc., Senior Secured Notes:
30,000	6.303% due 6/1/15 (a)	26,550
25,000	8.500% due 6/1/15 (d)	23,438
339,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12 (a)(d)	261,030
10,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	9,272

	Total Health Care Providers & Services	2,847,890

Pharmaceuticals — 0.0%
275,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (e)(f)	14,438
40,000	Wyeth, Notes, 5.950% due 4/1/37	36,183

	Total Pharmaceuticals	50,621

	TOTAL HEALTH CARE	3,115,786

INDUSTRIALS — 1.4%
Aerospace & Defense — 0.2%
	Hawker Beechcraft Acquisition Co.:
650,000	Senior Notes, 8.875% due 4/1/15 (d)	591,500
30,000	Senior Subordinated Notes, 9.750% due 4/1/17	27,000

	Total Aerospace & Defense	618,500

Airlines — 0.1%
	Continental Airlines Inc., Pass-Through Certificates:
104,941	8.312% due 4/2/11 (c)	93,660
40,000	7.339% due 4/19/14	26,600
250,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (b)	233,750

	Total Airlines	354,010

Building Products — 0.2%
	Associated Materials Inc.:
290,000	Senior Discount Notes, step bond to yield 15.383% due 3/1/14	188,500
220,000	Senior Subordinated Notes, 9.750% due 4/15/12	217,800
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

Building Products — 0.2% (continued)
$535,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 20.909% due 3/1/14	$232,725

	Total Building Products	639,025

Commercial Services & Supplies — 0.3%
80,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	74,800
185,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	181,300
150,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	114,375
320,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15 (b)	286,400
70,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	70,169

	Total Commercial Services & Supplies	727,044

Construction & Engineering — 0.1%
140,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15 (b)	130,725

Industrial Conglomerates — 0.1%
	Sequa Corp., Senior Notes:
50,000	11.750% due 12/1/15 (b)	42,250
51,687	13.500% due 12/1/15 (b)(d)	43,676
140,000	Tyco International Group SA, Notes, 6.000% due 11/15/13	137,333

	Total Industrial Conglomerates	223,259

Road & Rail — 0.2%
530,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	445,200
30,000	Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	30,750
185,527	Union Pacific Corp., Pass-Through Certificates, 5.404% due 7/2/25	186,547

	Total Road & Rail	662,497

Trading Companies & Distributors — 0.2%
310,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	268,150
160,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	119,200
235,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)	163,325

	Total Trading Companies & Distributors	550,675

Transportation Infrastructure — 0.0%
	Swift Transportation Co., Senior Secured Notes:
65,000	10.554% due 5/15/15 (a)(b)	20,475
145,000	12.500% due 5/15/17 (b)	48,575

	Total Transportation Infrastructure	69,050

	TOTAL INDUSTRIALS	3,974,785

INFORMATION TECHNOLOGY — 0.2%
Electronic Equipment, Instruments & Components — 0.0%
80,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15	41,400

IT Services — 0.2%
70,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (b)(d)	57,225
70,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	71,146
365,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	318,463

	Total IT Services	446,834

Office Electronics — 0.0%
20,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	18,903

Software — 0.0%
80,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	59,600

	TOTAL INFORMATION TECHNOLOGY	566,737

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

MATERIALS — 1.3%
Chemicals — 0.1%
	Georgia Gulf Corp., Senior Notes:
$40,000	9.500% due 10/15/14	$24,800
175,000	10.750% due 10/15/16	79,625
5,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	4,325
120,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	118,713

	Total Chemicals	227,463

Containers & Packaging — 0.1%
	Graham Packaging Co. Inc.:
50,000	Senior Notes, 8.500% due 10/15/12	46,500
55,000	Senior Subordinated Notes, 9.875% due 10/15/14	48,125
145,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	131,950
15,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (b)	12,750

	Total Containers & Packaging	239,325

Metals & Mining — 0.8%
350,000	Barrick Gold Financeco LLC, Senior Notes, 6.125% due 9/15/13	344,323
590,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	582,018
285,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	275,025
90,000	Noranda Aluminium Holding Corp., Senior Notes, 8.578% due 11/15/14 (a)(d)	59,850
220,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	192,500
340,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15 (b)	290,700
535,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12	492,200
80,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	71,600
106,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	94,881

	Total Metals & Mining	2,403,097

Paper & Forest Products — 0.3%
350,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11 (b)	350,000
	Appleton Papers Inc.:
140,000	Senior Notes, 8.125% due 6/15/11	123,550
40,000	Senior Subordinated Notes, 9.750% due 6/15/14	30,900
115,000	NewPage Corp., Senior Secured Notes, 9.051% due 5/1/12 (a)	103,500
120,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	100,200
80,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	79,127

	Total Paper & Forest Products	787,277

	TOTAL MATERIALS	3,657,162

TELECOMMUNICATION SERVICES — 1.3%
Diversified Telecommunication Services — 1.1%
210,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	150,150
135,000	Citizens Communications Co., Debentures, 7.050% due 10/1/46	77,625
75,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	67,001
260,000	Embarq Corp., Senior Notes, 6.738% due 6/1/13	229,390
	Hawaiian Telcom Communications Inc.:
100,000	Senior Notes, 9.750% due 5/1/13	20,500
180,000	Senior Subordinated Notes, 12.500% due 5/1/15	26,100
215,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	210,163
50,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	52,418
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

Diversified Telecommunication Services — 1.1% (continued)
$350,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	$323,750
230,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	174,800
365,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (b)	333,975
	Qwest Corp.:
355,000	Notes, 6.069% due 6/15/13 (a)	303,525
40,000	Senior Notes, 7.500% due 10/1/14	34,800
130,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	108,363
250,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	241,982
300,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	252,750
240,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (b)	236,400
245,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	227,237

	Total Diversified Telecommunication Services	3,070,929

Wireless Telecommunication Services — 0.2%
140,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (b)(d)	160,300
50,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	47,000
40,000	Nextel Communications Inc., Senior Notes, 6.875% due 10/31/13	27,217
	Sprint Capital Corp., Senior Notes:
235,000	8.375% due 3/15/12	211,652
230,000	6.875% due 11/15/28	154,438

	Total Wireless Telecommunication Services	600,607

	TOTAL TELECOMMUNICATION SERVICES	3,671,536

UTILITIES — 1.5%
Electric Utilities — 0.2%
70,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	70,961
30,000	Exelon Corp., Bonds, 5.625% due 6/15/35	23,340
	FirstEnergy Corp., Notes:
40,000	6.450% due 11/15/11	40,219
100,000	7.375% due 11/15/31	93,221
90,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	87,750
	Pacific Gas & Electric Co.:
45,000	First Mortgage Bonds, 6.050% due 3/1/34	39,841
150,000	Senior Notes, 5.625% due 11/30/17	142,023

	Total Electric Utilities	497,355

Gas Utilities — 0.1%
280,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	249,200

Independent Power Producers & Energy Traders — 1.2%
	AES Corp., Senior Notes:
31,000	8.875% due 2/15/11	30,690
300,000	7.750% due 3/1/14	280,500
350,000	7.750% due 10/15/15	319,375
320,000	8.000% due 10/15/17	290,400
220,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	177,100
170,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	154,275
	Edison Mission Energy, Senior Notes:
140,000	7.750% due 6/15/16	132,300
40,000	7.200% due 5/15/19	35,400
90,000	7.625% due 5/15/27	73,350
1,100,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17 (b)(d)	935,000
89,453	Mirant Mid Atlantic LLC, Pass-Through Certificates, 9.125% due 6/30/17 (c)	96,609
200,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	189,000
690,000	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	622,725
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

Independent Power Producers & Energy Traders — 1.2% (continued)
$80,000	TXU Corp., Senior Notes, 5.550% due 11/15/14	$60,101

	Total Independent Power Producers & Energy Traders	3,396,825

Multi-Utilities — 0.0%
70,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	69,386

	TOTAL UTILITIES	4,212,766

	TOTAL CORPORATE BONDS & NOTES (Cost — $50,295,860)	41,211,705

MORTGAGE-BACKED SECURITIES — 2.0%
FHLMC — 0.5%
	Federal Home Loan Mortgage Corp. (FHLMC):
213,517	5.108% due 6/1/35 (a) †	214,741
856,007	6.888% due 8/1/36 (a) †	876,488
300,000	Gold, 5.500% due 10/14/38 (h) †	298,453

	Total FHLMC	1,389,682

FNMA — 1.5%
	Federal National Mortgage Association (FNMA):
12,409	7.000% due 7/1/15-2/1/29 †	13,098
224,431	4.500% due 11/1/23 †	215,661
172,884	6.500% due 6/1/28-7/1/28 †	179,092
13,470	8.000% due 1/1/31 †	14,597
2,482	7.500% due 3/1/31 †	2,682
157,915	4.852% due 1/1/35 (a) †	160,639
142,150	5.150% due 9/1/35 (a) †	143,894
528,898	5.595% due 8/1/37 (a) †	537,248
2,100,000	5.000% due 10/14/38 (h) †	2,046,515
1,100,000	5.500% due 10/14/38 (h) †	1,097,079

	Total FNMA	4,410,505

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $5,792,222)	5,800,187

SOVEREIGN BONDS — 0.1%
Mexico — 0.0%
91,000	United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	91,682

Russia — 0.1%
187,150	Russian Federation, 7.500% due 3/31/30 (b)	191,857

	TOTAL SOVEREIGN BONDS (Cost — $304,445)	283,539

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.1%
U.S. Government Agencies — 0.1%
80,000	Federal National Mortgage Association (FNMA), Subordinated Notes, 5.250% due 8/1/12	80,995
80,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	90,052

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $162,353)	171,047

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.2%
433,657	U.S. Treasury Bonds, Inflation Indexed, 3.375% due 4/15/32 (Cost — $545,977)	497,283

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $304,340,390)	254,364,673

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2008

Face
Amount	Security	Value

SHORT-TERM INVESTMENTS — 10.3%
U.S. Government Agencies — 2.7%
	Federal Home Loan Bank (FHLB), Discount Notes:
$3,000,000	0.000% due 10/1/08 (i)	$3,000,000
4,100,000	0.750% due 10/8/08 (i)	4,099,402
	Federal National Mortgage Association (FNMA), Discount Notes:
143,000	2.529% due 12/15/08 (i)(j) †	142,263
500,000	2.530% due 12/17/08 (i)(j) †	497,353

	Total U.S. Government Agencies (Cost — $7,738,952)	7,739,018

Repurchase Agreement — 7.6%
21,398,000	Interest in $482,010,000 joint tri-party repurchase agreement dated 9/30/08 with Greenwich Capital Markets Inc., 1.500% due 10/1/08; Proceeds at maturity- $21,398,892; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.250% due 10/2/08 to 7/6/28; Market value - $21,826,013) (Cost — $21,398,000)	21,398,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $29,136,952)	29,137,018

	TOTAL INVESTMENTS — 100.6% (Cost — $333,477,342#)	283,501,691
	Liabilities in Excess of Other Assets — (0.6)%	(1,713,774)

	TOTAL NET ASSETS — 100.0%	$281,787,917

*	Non-income producing security.

†	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Security is currently in default.

(f)	Illiquid security.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.
Abbreviations used in this schedule:
ADR — American Depositary Receipt
ARM — Adjustable Rate Mortgage
MASTR — Mortgage Asset Securitization Transactions Inc.
Schedule of Written Options

		Expiration	Strike
Contracts	Security	Date	Price	Value
5	Eurodollar Futures, Call (Premium Received — $1,475)	3/16/09	$97.50	$2,750

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)
1. Organization and Significant Accounting Policies
Legg Mason Partners Variable Capital and Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.
The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).
(a) Repurchase Agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.
(b) Financial Futures Contracts. The Portfolio may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Portfolio is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Portfolio recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contracts.
The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Portfolio could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(c) Forward Foreign Currency Contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.
The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(d) Written Options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Portfolio realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.
The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)
(e) Mortgage dollar rolls. The Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes interest paid on the securities. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.
The Portfolio executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.
The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.
(f) Securities Traded on a To-Be-Announced Basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days after purchase. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(g) Swap Contracts. Swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.
Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
(h) Credit Default Swaps. The Portfolio may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Portfolio may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)
(j) Credit and Market Risk. Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.
(k) Security Transactions. Security transactions are accounted for on a trade date basis.
2. Investment Valuation
Effective January 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

				Significant
			Other Significant	Unobservable
		Quoted Prices	Observable Inputs	Inputs
	September 30, 2008	(Level 1)	(Level 2)	(Level 3)

Investments in Securities	$283,501,691	$193,005,337	$90,146,106	$350,248
Other Financial Instruments*	48,398	232,192	(183,794)	—

Total	$283,550,089	$193,237,529	$89,962,312	$350,248

*	Other financial instruments may include written options, futures, swaps and forward contracts.
IF THERE ARE LEVEL 3 SECURITIES:
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in Securities
Balance as of December 31, 2007	$99,056
Accrued Premiums/Discounts	—
Realized Gain (Loss)	25
Change in unrealized appreciation (depreciation)	(46,240)
Net purchases (sales)	(144,390)
Transfers in and/or out of Level 3	441,797

Balance as of September 30, 2008	$350,248

Notes to Schedule of Investments (unaudited) (continued)
3. Investments
At September 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,637,542
Gross unrealized depreciation	(53,613,193)

Net unrealized depreciation	$(49,975,651)

At September 30, 2008, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)

Contracts to Buy:
Eurodollar	79	3/09	$19,049,108	$19,164,413	$115,305
Germany Federal Republic 10-Year Bonds	4	12/08	648,125	647,591	(534)
LIBOR	3	3/09	628,897	633,738	4,841
U.S. Treasury 2-Year Notes	13	12/08	2,757,081	2,774,688	17,607
U.S. Treasury 5-Year Notes	143	12/08	15,986,770	16,049,516	62,746
U.S. Treasury Bonds	20	12/08	2,345,584	2,343,437	(2,147)

					$197,818

Contracts to Sell:
U.S. Treasury 10-Year Notes	17	12/08	$1,984,274	$1,948,625	$35,649

Net Unrealized Gain on Open Futures Contracts					$233,467

At September 30, 2008, the Fund had the following open forward foreign currency contracts:

	Local	Market	Settlement	Unrealized
	Currency	Value	Date	Gain(Loss)

Contracts to Buy:
Euro	2,870,103	$4,050,628	12/4/08	$(176,173)
Japanese Yen	16,608,000	157,130	11/5/08	2,780
Swedish Krona	26,546,640	3,825,952	12/4/08	(258,775)
Swiss Franc	2,324,700	2,083,259	12/4/08	(77,986)

				(510,154)

Contracts to Sell:
Euro	670,000	945,728	11/5/08	95,452
Euro	2,870,103	4,050,628	12/4/08	49,372
Swedish Krona	26,546,640	3,825,952	12/4/08	174,048
Swiss Franc	2,324,700	2,083,259	12/4/08	16,741

				335,613

Net Unrealized Loss on Forward Foreign Currency Contracts				$(174,541)

During the period ended September 30, 2008, written option transactions for the Fund were as follows:

	Number of
	Contracts	Premiums

Options written, outstanding December, 31, 2007	5,958	$1,700,274
Options written	3,421	669,633
Options closed	(8,978)	(2,279,779)
Options expired	(396)	(88,653)

Options written, outstanding September 30, 2008	5	$1,475

At September 30, 2008, the Fund held TBA securities with a total cost of $3,455,172.

Notes to Schedule of Investments (unaudited) (continued)
At September 30, 2008, the Fund had the following open swap contracts:

Periodic	Periodic
Payments	Payments	Unrealized
SWAP COUNTERPARTY(REFERENCE	Notional	Termination	Made by	Received by	Appreciation/
ENTITY)	Amount	Date	the Fund ‡	the Fund ‡	(Depreciation)

Interest Rate Swaps:
Barclay’s Capital Inc.	$1,500,000	4/11/10	6-Month EURIBOR	4.280% annually	$(12,182)
Barclay’s Capital Inc.	300,000	4/11/18	4.466% annually	6-Month EURIBOR	7,204
Barclay’s Capital Inc.	1,200,000	4/14/10	6-Month EURIBOR	4.254% annually	(10,339)
Barclay’s Capital Inc.	200,000	4/14/18	4.440% annually	6-Month EURIBOR	5,358
Barclay’s Capital Inc.	200,000	5/12/10	6-Month EURIBOR	4.441% annually	(825)
Barclay’s Capital Inc.	386,000	5/31/12	3-Month LIBOR	4.400% semi-annually	6,595
Barclay’s Capital Inc.	2,500,000	9/27/12	3-Month LIBOR	4.520	% semi-annually	245
Barclay’s Capital Inc.	590,000	9/27/20	4.910	% semi-annually	3-Month LIBOR	(2,483)

$(6,427)

Credit Default Swaps:
Barclay’s Capital Inc.(Ambac Assurance Corp., 5.900% due 2/22/21)	20,000	12/20/12	3.600% quarterly	(a)	6,984
Barclay’s Capital Inc.(MBIA Insurance Corp., 5.376% due 10/6/10)	20,000	12/20/12	(b)	3.100% quarterly	(8,861)
Barclay’s Capital Inc.(Ambac Assurance Corp., 5.900% due 2/22/21)	10,000	12/20/12	3.600% quarterly	(a)	3,492
Barclay’s Capital Inc.(MBIA Insurance Corp., 5.376% due 10/6/10)	10,000	12/20/12	(b)	3.050% quarterly	(4,441)

$(2,826)

Net unrealized depreciation on open swap contracts	$(9,253)

‡	Percentage shown is an annual percentage rate.

(a)	As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

(b)	As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.
4. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Legg Mason Partners Variable Equity Trust

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Date: November 25, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Date: November 25, 2008

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer
Date: November 25, 2008